UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

ADMIRALTY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24891	65-0405207

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 PGA Boulevard Palm Beach Gardens, Florida	33410

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 624-4701

Not applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

     In connection with the Agreement and Plan of Merger dated as of August 29, 2002 (the “Merger Agreement”) among Admiralty Bancorp, Inc. (the “Company”), Royal Bank of Canada (“RBC”) and RBC Centura Banks, Inc. (“Centura”), Bruce A. Mahon, Chairman of the Company’s Board of Directors, and Ward Kellogg, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, entered into Amended and Restated Voting and Support Agreements dated October 16, 2002 (the “Amended Voting Agreements”). The Amended Voting Agreements, copies of which are filed as exhibits to this Form 8-K, set forth certain clarifications and corrections to the voting agreements previously signed by Mr. Mahon and Mr. Kellogg. Under the Amended Voting Agreements, Mr. Mahon and Mr. Kellogg each agreed to vote all shares beneficially owned by him in favor of the Merger Agreement and the merger contemplated thereby (the “Merger”).

     The Company, RBC and Centura have entered into an amendment to the Merger Agreement dated as of October 25, 2002 (the “Amendment”) to set forth the agreed-upon closing date of the Merger (the “Closing Date”). Pursuant to the Amendment, a copy of which is filed as an exhibit to this Form 8-K, the Closing Date shall be January 6, 2003. If, however, each of the conditions to closing (other than delivery of closing documents) are not satisfied or waived by January 6, 2003 in accordance with the Merger Agreement, as amended, the Closing Date shall be (1) on a day within 10 business days after the last of the conditions to closing (other than delivery of closing documents) set forth in the Merger Agreement, as amended, shall have been satisfied or waived in accordance with the terms of the Merger Agreement, as amended, or, at the election of RBC, on the last business day of the month in which such day occurs; or (2) on such other date as the parties may agree in writing.

Item 7. Exhibits.

     (c)  The following exhibits are filed herewith:

2.1	Amendment to Agreement and Plan of Merger dated as of August 29, 2002, among Admiralty Bancorp, Inc., RBC Centura Banks, Inc. and Royal Bank of Canada, dated as of October 25, 2002.

99.1	Amended and Restated Voting and Support Agreement dated October 16, 2002 between Royal Bank of Canada and Bruce A. Mahon.

99.2	Amended and Restated Voting and Support Agreement dated October 16, 2002 between Royal Bank of Canada and Ward Kellogg.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ADMIRALTY BANCORP, INC.

Dated:	October 31, 2002	By:	/s/ Ward Kellogg Name: Ward Kellogg Title: President and Chief Executive Officer

		By:	/s/ Kevin M. Sacket Name: Kevin M. Sacket Title: Treasurer (Principal Financial Officer)

EXHIBIT INDEX

2.1	Amendment to Agreement and Plan of Merger dated as of August 29, 2002, among Admiralty Bancorp, Inc., RBC Centura Banks, Inc. and Royal Bank of Canada, dated as of October 25, 2002.

99.1	Amended and Restated Voting and Support Agreement dated October 16, 2002 between Royal Bank of Canada and Bruce A. Mahon.

99.2	Amended and Restated Voting and Support Agreement dated October 16, 2002 between Royal Bank of Canada and Ward Kellogg.